Subsequent Event	12 Months Ended
Dec. 31, 2010
Subsequent Event
Subsequent Event

15. Subsequent Event

        On February 6, 2011, we and our wholly owned subsidiary, Sunrise Merger Sub, Inc., a Nevada corporation ("Sunrise Merger Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Emergent Group Inc., a Nevada corporation ("Emergent Group"). Pursuant to the Merger Agreement, the Company and Sunrise Merger Sub commenced a tender offer (the "Offer") on March 2, 2011 to purchase all of the issued and outstanding shares of Emergent Group's common stock, par value $0.04 per share, at a purchase price of $8.46 per share in cash to be followed by a merger of Sunrise Merger Sub with and into Emergent Group with Emergent Group (the "Merger") surviving as a wholly owned subsidiary of the Company. The total enterprise value of the transaction including debt assumption is approximately $70.0 million and Parent will fund the transaction by drawings under its existing $195.0 million credit facility, which is described in Note 6 in the accompanying Financial Statements.

        This acquisition is expected to be complete within 45 to 90 days of the February 6, 2011 signing. Consummation of the Offer and the Merger are subject to various closing conditions, including the tender of 65% of the Shares and other customary closing conditions. The Merger Agreement also includes customary termination provisions for both Emergent Group and UHS and provides that, in connection with the termination of the Merger Agreement under specified circumstances, Emergent Group will be required to pay UHS a termination fee of approximately $2.2 million.

        Since February 22, 2011, three putative shareholder class action complaints challenging the transactions contemplated by the Merger Agreement were filed on behalf of three separate plaintiffs in the Superior Court of the State of California in the County of Los Angeles against Emergent Group, UHS, Sunrise Merger Sub and the individual members of the Emergent Group Board. The complaints allege, among other things, that the members of the Emergent Group Board breached their fiduciary duties owed to the public shareholders of Emergent Group by attempting to sell Emergent Group by means of an unfair process with preclusive deal protection devices at an unfair price of $8.46 in cash per Share and by entering into the Merger Agreement, approving the Offer and the proposed Merger, engaging in self dealing and failing to take steps to maximize the value of Emergent Group to its public shareholders. The complaints further allege that Emergent Group, UHS and Sunrise Merger Sub aided and abetted such breaches of fiduciary duties. In addition, the complaints allege that certain provisions of the Merger Agreement unduly restrict Emergent Group's ability to negotiate with rival bidders. The complaints seek, among other things, declaratory and injunctive relief concerning the alleged fiduciary breaches, injunctive relief prohibiting the defendants from consummating the Merger and other forms of equitable relief. Beginning on March 8, 2011, the plaintiffs in these lawsuits filed an application to compel expedited discovery. Management believes that any such resolution would not have a material adverse effect on the financial position, results of operations or cash flows of the Company.